UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 4, 2017

Defense Technologies International Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-54851	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4730 South Fort Apache Road, Suite 300, Las Vegas, Nevada 89147
(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 520-9485

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

When used in this Current Report on Form 8-K, the terms "company", "Defense Technologies,"  "we," "us," "our" and similar terminology reference to Defense Technologies International Corp.

Item  4.01   Changes in Registrant's Certifying Accountant.

(a) On September 5, 2017, we notified Haynie & Company, Salt Lake City, Utah, that the Defense Technologies was terminating that firm as the company's independent registered public accounting firm. The action was approved unanimously by our board of directors.

The reports of Haynie & Company on the company's financial statements for the two most recent fiscal years did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than the disclosure of uncertainty regarding the ability for us to continue as a going concern.

During the two most recent fiscal years and through September 5, 2017, there were (i) no disagreements between the company and Haynie & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Haynie & Company, would have caused Haynie & Company to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Haynie & Company with a copy of this Form 8-K and requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether or not Haynie & Company agrees with the above statements. A copy of such letter, dated September 8, 2017, is attached as Exhibit 16.1.

(b) On September 4, 2017, we engaged Fruci & Associates II, PLLC ("Fruci"), Spokane, Washington, as our new independent registered public accounting firm to audit the company's consolidated financial statements as of April 30, 2018. Fruci will also perform a review of the unaudited consolidated quarterly financial statements to be included in our quarterly reports on Form 10-Q, which review will include financial quarters beginning with the quarter ending July 31, 2017.

During the company's two most recent fiscal years and in the subsequent interim period through the date of this report, we have not consulted with Fruci regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the company's consolidated financial statements, and neither a written report nor oral advice was provided to the company that Fruci concluded was an important factor considered by the company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

16.1	Letter from Haynie & Company dated September 8, 2017

Cautionary Note About Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Any "safe harbor under this Act does not apply to a "penny stock" issuer, which definition would include the company.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Defense Technologies International Corp.

Date: September 8, 2017	By:S/ Merrill W. Moses
Merrill W. Moses
President, CEO and
Interim Chief Financial Officer